Exhibit 10.3

THIS AGREEMENT is made on the __ day of March 2014

BETWEEN

(1)	THE PERSONS whose names and addresses are set out on the signature pages (collectively the “Vendors” and severally a “Vendor”); and

(2)	AXIOM OIL AND GAS CORP. a company incorporated under the laws of the State of Nevada and whose registered office is at 1846 E. Innovation Park Dr., Oro Valley, Arizona 85755 (the “Purchaser”).

WHEREAS:

(A)	The Company is a private company incorporated under the laws of Wyoming, further particulars of which are set out in Schedule 1.

(B)	Details of the Vendors and the common shares of the Company (the “Sale Shares”) held by them respectively are set out on the signature pages.

(C)
The Vendors wish to sell and the Purchaser wishes to purchase the whole of the issued share capital of the Company in consideration for shares in the Purchaser subject to the terms and conditions of this Agreement.

WHEREBY IT IS AGREED as follows:-

1	SALE AND PURCHASE

1.1
On and with effect from the date of this Agreement each of the Vendors irrevocably agrees to sell with full title guarantee and the Purchaser agrees to purchase the Sale Shares free from all Security Interests and together with all rights attached or accruing to or in respect of the Sale Shares.  Each of the Vendors confirms that he has the right to transfer legal and beneficial title to the Sale Shares set opposite his name on the signature page.

1.2
The Purchaser shall be entitled to exercise all rights attached to or accruing to the Sale Shares including, without limitation, the right to receive all dividends, distributions or any return of capital declared, paid or made by the Company on or after the date of this Agreement.

1.3	Each of the Vendors waives all rights of pre-emption over any of the Sale Shares conferred upon him by the Articles of Incorporation of the Company or in any other way.

1.4
Each of the Vendors covenants to the Purchaser that he has and will have full power and authority to enter into and perform this Agreement and each of the documents to be executed by him and delivered at Completion, each of which constitute or when executed will constitute binding obligations on him.

1.5	Each of the Vendors covenants to the Purchaser that:-

1.5.1	the Sale Shares set opposite his name in the third column of the signature page;

1.5.2
there is no Security Interest on, over or affecting the Sale Shares set opposite his name in the third column of the signature page and at Completion there will be no Security Interest on, over or affecting such Sale Shares and there is no agreement or arrangement to give or create any such Security Interest and no claim has been made by any person to be entitled to any of the foregoing;

1.5.3
he is entitled to transfer the full legal and beneficial ownership of the Sale Shares set opposite his name in the third column of the signature page to the Purchaser on the terms of this Agreement without the consent of any third party; and

1.5.4	he is not bankrupt, has not proposed a voluntary arrangement with his creditors, nor has he made or proposed any arrangement or composition with his creditors or any class of his creditors.

1.6
Each of the covenants in Clauses 1.4 and 1.5 is subject to no qualification whatsoever and no letter, document or other communication shall be deemed to constitute disclosure for the purpose of the covenants contained in Clauses 1.4 and 1.5 and each Vendor hereby agrees to indemnify and keep indemnified the Purchaser against any breach by such Vendor of any of his covenants in Clauses 1.4 and 1.5.

2.	Each of the Vendors separately and collectively represents and warrants that the Company as of the date hereof that:

2.1
The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Wyoming. The Company has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.

2.2
The authorized capital stock of Company consists of 300,000,000 shares of Company Common Stock of which, as of April __, 2014, no more than 11,252,774 shares were issued and outstanding. All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and free of pre-emptive rights, with no personal liability attaching to the ownership thereof.

2.3	Each of the Vendors is acquiring the Shares (as hereinafter defined in paragraph 3 herein) for its own account and not with a view to the distribution thereof in violation of the Securities Act.

2.4
Each of the Vendors understands that (i) the Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by the Purchaser in a transaction exempt from the registration requirements thereof and (ii) the Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder.

2.5	Each certificate representing a Share will bear a legend to the following effect unless the Purchaser determines otherwise in compliance with applicable law:
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SHARE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

3.	CONSIDERATION

The consideration for the sale of the Sale Shares sold by each Vendor shall be the allotment and issue by the Purchaser of the number of common shares of the Purchaser (the “Shares”) set opposite the name of such Vendor in the fourth column of Schedule 1, credited as fully paid. In addition Purchaser agrees to pay the Company $150,000 for the license to use the 3D seismic data.

4.             COMPLETION

4.1	Completion shall take place at the offices of the Company immediately following the completion of a financing by the Purchaser for no less than $____________.

4.2	At Completion:

4.2.1
the Vendors shall deliver to the Purchaser duly executed transfers in respect of the Sale Shares in favour of the Purchaser and share certificates for the Sale Shares in the name of the relevant transferors or appropriate indemnities for any lost Share Certificates;

4.2.2
the Vendors shall procure a board meeting of the Company to be held and subject only to Completion occurring it shall be resolved that each of the transfers relating to the Sale Shares shall be approved for registration and (subject only to the transfers being duly stamped) the Purchaser registered as the holder of the Sale Shares concerned in the register of members;

4.2.3
the Purchaser shall be obliged to procure the allotment and issue to the respective Vendors the Shares provided that the obligation to allot and issue a Share to a Vendor shall be conditional upon the Purchaser (or its advisors) have first received, in a form satisfactory to it (acting reasonably) such Compliance Documents relating to the Vendor as the Purchaser (or its advisors) may reasonably request; and

4.2.4
the Purchaser shall not be obliged to complete this Agreement unless the Vendors comply fully with the requirements of this Clause 4.2.  This Clause shall not limit the rights of the Purchaser under any other Clause of this Agreement.

5.	REMEDIES AND WAIVERS

5.1	No delay or omission by any party to this Agreement in exercising any right, power or remedy provided by law or under this Agreement or any other documents referred to in it shall:

5.1.1	affect that right, power or remedy; or

5.1.2	operate as a waiver thereof.

5.2
The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.

5.3	The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

6.             FURTHER ASSURANCE

Each of the Vendors shall from time to time at its own cost, on being required to do so by the Purchaser, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such deeds and documents as the Purchaser may reasonably require for perfecting the transactions intended to be effected under or pursuant to this Agreement and securing to the Purchaser the full benefit of the rights, powers and remedies conferred on the Purchaser in this Agreement.

7.	ENTIRE AGREEMENT

This Agreement in the form signed by each of the parties constitutes the entire agreement between the parties relating to the sale and purchase of the Sale Shares. No party has relied on any representation made by any other party or any other person except for any representation expressly set out in this Agreement save that this Clause shall not limit liability for fraudulent misrepresentation.  No future variation shall be effective unless made in writing and signed by each of the parties.

8	NOTICES

8.1	A notice under this Agreement shall only be effective if it is in writing.

8.2
Notices under this Agreement shall be sent to a party at its address as set out in this Agreement provided further that a party may change its notice details on giving notice to the other parties of the change in accordance with this Clause.  That notice shall only be effective on the day falling five clear Business Days after the notification has been received or such later date as may be specified in the notice.

8.3	Any notice given under this Agreement shall, in the absence of earlier receipt, be deemed to have been duly given as follows:-

8.3.1	if delivered personally, on delivery;

8.3.2	if sent by first class post, two clear Business Days after the date of posting.

8.4
Any notice given under this Agreement outside the hours of 9.30 am to 5.30 pm on a working day in the place to which it is addressed shall be deemed not to have been given until 9.30am on the next working day in such place.

9	ANNOUNCEMENTS

No announcement concerning the sale of the Sale Shares or any ancillary matter shall be made by the Vendors without the prior written approval of the Purchaser.

10.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

11.	GENERAL

11.1
Failure by any party to exercise or enforce any right conferred by this Agreement shall not be deemed to be a waiver of any such right nor operate so as to bar the exercise or enforcement of such right or of any other right on any other occasion.  A waiver of any default shall not constitute a waiver of any subsequent default.

11.2
This Agreement is personal to the Purchaser who may not assign, transfer, hold on trust, or otherwise deal with any of the property rights or obligations transferred to it, including the Sale Shares, without the prior written consent of each of the Vendors.

11.3
If any part, term or provision of this Agreement not being of a fundamental nature shall be held illegal or unenforceable, the validity or enforceability of the remainder of this Agreement shall not be affected.

11.4	This Agreement may only be modified if such modification is in writing and signed by a duly authorised representative of each party.

11.5
The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that none of the parties hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

12	GOVERNING LAW AND JURISDICTION

 This Agreement shall be governed by and construed in accordance with the laws of Nevada.  The Courts of Nevada are to have jurisdiction to settle any dispute arising out of or in connection with this Agreement.

AS WITNESS whereof this Agreement has been signed by or on behalf of the parties the day and year first before written.

SCHEDULE 1

Particulars of American Midwest Oil and Gas Corp.

EIN	:	462946205
Date of Incorporation	:	Feb-13
Place of Incorporation	:	Wyoming, USA
Address of office	:	2812 1st Ave. N., Suite 424, Billings, MT 59101-2312 USA
Authorised share capital	:	1000 common shares par value $0.001
Issued share capital	:	1000 common shares
Directors	:	Robert Knight, Ryan Kerr, Eric Johnson
Secretary	:	Robert Knight
Accounting reference date	:	___________
Auditors	:	___________

SIGNATURE PAGE

Name	Address	Number of Common Sale Shares at par	Number of Shares

Date:           ____ day of ____________, 2014

__________________                                                          _________________
(Vendor)                                                                                     (Witness)